Exhibit 99.2

                  VALHI, INC. AND SUBSIDIARIES

        INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS




                                                                        Page
                                                                      ---------
Pro Forma Condensed Consolidated Balance Sheet - December 31, 1996     F-2/F-3

Notes to Pro Forma Condensed Consolidated Balance Sheet                F-4/F-5

Pro Forma Condensed Consolidated Statement of Income -
 Year ended December 31, 1996                                            F-6

Notes to Pro Forma Condensed Consolidated Statement of Income            F-7





These pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of Valhi, Inc. The pro forma condensed consolidated financial statements are not necessarily indicative of Valhi's consolidated financial position or results of continuing operations as they may be in the future.



                              VALHI, INC. AND SUBSIDIARIES

                     PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                   December 31, 1996
                                      (Unaudited)

                                     (In millions)

                                                                Pro forma adjustments
                                                Valhi    --------------------------------------   ----------
                   ASSETS                    Historical      (I)          (II)         (III)      Pro forma
                                             ----------- -----------   -----------   ----------   ----------

Current assets:
  Cash and cash equivalents                      $255.7       ($1.1)        $73.6        ($6.0)      $322.2
  Marketable securities                           142.5           -             -            -        142.5
  Accounts and notes receivable                   178.8           -                          -        178.8
  Inventories                                     251.6           -          (1.5)           -        250.1
  Prepaid expenses                                  7.5           -          (1.0)           -          6.5
  Deferred income taxes                             1.6           -          (1.2)           -          0.4
                                             ----------- -----------   -----------   ----------   ----------
                                                  837.7        (1.1)         69.9         (6.0)       900.5
                                             ----------- -----------   -----------   ----------   ----------
Other assets:
  Marketable securities                            17.3           -             -          6.0         23.3
  Investment in joint ventures                    196.7           -             -            -        196.7
  Investment in Amalgamated                        34.1           -             -            -         34.1
  Mining properties                                36.4           -             -            -         36.4
  Goodwill                                        258.4           -          (5.0)           -        253.4
  Intangible and other assets                      74.2           -         (11.0)           -         63.2
                                             ----------- -----------   -----------   ----------   ----------
                                                  617.1           -         (16.0)         6.0        607.1
                                             ----------- -----------   -----------   ----------   ----------
Property and equipment, net                       690.2           -         (52.8)           -        637.4
                                             ----------- -----------   -----------   ----------   ----------

                                               $2,145.0       ($1.1)         $1.1        $   -     $2,145.0
                                             =========== ===========   ===========   ==========   ==========



                           VALHI, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (CONTINUED)

                                   December 31, 1996
                                      (Unaudited)

                                     (In millions)


                                                                Pro forma adjustments
                                                Valhi    --------------------------------------   ----------
    LIABILITIES AND STOCKHOLDERS' EQUITY     Historical      (I)          (II)         (III)      Pro forma
                                             ----------- -----------   -----------   ----------   ----------
Current liabilities:
  Notes payable & current long-term debt         $274.3       $   -         ($0.9)       $   -       $273.4
  Accounts payable & accrued liabilities          250.7           -         (13.6)           -        237.1
  Income taxes                                      8.2           -             -            -          8.2
  Deferred income taxes                            30.5           -             -            -         30.5
                                             ----------- -----------   -----------   ----------   ----------
                                                  563.7           -         (14.5)           -        549.2
                                             ----------- -----------   -----------   ----------   ----------
Noncurrent liabilities:
  Long-term debt                                  844.5        (1.1)         (3.6)           -        839.8
  Accrued pension cost                             59.2           -             -            -         59.2
  Accrued OPEB cost                                56.3           -             -            -         56.3
  Accrued environmental costs                     109.9           -             -            -        109.9
  Deferred income taxes                           178.0           -             -            -        178.0
  Other                                            29.2           -          (1.3)           -         27.9
                                             ----------- -----------   -----------   ----------   ----------
                                                1,277.1        (1.1)         (4.9)           -      1,271.1
                                             ----------- -----------   -----------   ----------   ----------
Minority interest in NL subsidiaries                0.3           -             -            -          0.3
                                             ----------- -----------   -----------   ----------   ----------
Stockholders' equity:
  Common stock and paid-in capital                 36.5           -             -            -         36.5
  Retained earnings                               282.8           -          20.5            -        303.3
  Treasury stock                                  (71.1)          -             -            -        (71.1)
  Adjustments:                                                                                            -
    Marketable securities                          65.1           -             -            -         65.1
    Currency translation                           (6.2)          -             -            -         (6.2)
    Pension liabilities                            (3.2)          -             -            -         (3.2)
                                             ----------- -----------   -----------   ----------   ----------
                                                  303.9           -          20.5            -        324.4
                                             ----------- -----------   -----------   ----------   ----------

                                               $2,145.0       ($1.1)         $1.1        $   -     $2,145.0
                                             =========== ===========   ===========   ==========   ==========



  See accompanying notes to pro forma condensed consolidated balance sheet.


                  VALHI, INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                         (Unaudited)


Note 1 - Basis of presentation:

     The Pro Forma Condensed Consolidated Balance Sheet assumes the following transactions, more fully described in Item 2 of this Current Report on Form 8-K dated April 30, 1997, occurred on December 31, 1996:

I - Sybra increases its intercompany loan from Valcor by $3.8 million (bringing its total intercompany loan from Valcor to $23.8 million) and repays all of its outstanding bank indebtedness ($1.1 million).

II - Sybra sells certain restaurant real estate to U.S. Resaturant Properties Master L.P., Valcor sells 100% of the common stock of Sybra to I.C.H. Corporation and I.C.H. repays $23.8 million of intercompany indebtedness owed to Valcor by Sybra.

III  -  Valhi purchases 222,222 units of U.S Restaurant Properties Master
        L.P. for $6 million.

Note 2 - Pro forma adjustments:

I - Reflect Sybra's borrowing $3.8 million from Valcor and repaying $1.1 million of bank indebtedness.



                  VALHI, INC. AND SUBSIDIARIES

    NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (CONTINUED)

                         (Unaudited)


II -    Reflect Sybra's sale of certain restaurant real estate to U.S.
        Restaurant Properties Master L.P., Valcor's sale of 100% of the common stock of Sybra to I.C.H. Corporation and I.C.H.'s repayment of
        $23.8 million of intercompany indebtedness owed to Valcor by Sybra,
        as follows:                                                               Amount
                                                                               ------------
                                                                               (In millions)

        Aggregate cash consideration (including repayment of intercompany
          indebtedness owed to Valcor), net of estimated fees and expenses           $81.0
                                                                               ------------
        Carrying value of assets sold and liabilities assumed:
          Cash and equivalents                                                         4.0
          Inventories                                                                  1.5
          Prepaid expenses                                                             1.0
          Current deferred income taxes                                                1.2
          Goodwill                                                                     5.0
          Other intangible assets                                                     10.9
          Other assets                                                                 0.1
          Net property, plant and equipment                                           52.8
          Accounts payable & accrued liabilities                                     (13.6)
          Long-term debt and capital lease
           obligations, including current portion                                     (4.5)
          Noncurrent deferred income taxes                                            (0.3)
          Other noncurrent liabilities                                                (1.3)
                                                                               ------------
                                                                                      56.8
                                                                               ------------

            Pre-tax gain                                                              24.2
                                                                               ------------
        Income tax expense:
          Current income taxes                                                         3.4
          Deferred income taxes                                                        0.3
                                                                               ------------
                                                                                       3.7
                                                                               ------------
            Net-of-tax gain                                                          $20.5
                                                                               ============


The overall effective income tax rate applicable to the pre-tax gain varies from the 35% statutory federal income tax rate due principally to the excess of tax basis over book basis of the common stock of Sybra sold for which no deferred income tax benefit was previously recognized.

III- Reflect purchase of 222,222 units of U.S. Restaurant Properties Master L.P. for $6 million cash.



                                VALHI, INC. AND SUBSIDIARIES

                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                                Year ended December 31, 1996
                                        (Unaudited)

                            (In millions, except per share data)


                                                Valhi     Pro forma
                                             Historical  adjustments    Pro forma
                                             ----------- -----------   -----------
Revenues and other income:
  Net sales                                    $1,190.8     ($116.0)(a)  $1,074.8
  Other, net                                       41.4        (0.1)(a)
                                                                0.6 (b)      41.9
                                             ----------- -----------   -----------
                                                1,232.2      (115.5)      1,116.7
                                             ----------- -----------   -----------
Costs and expenses:
  Cost of goods sold                              909.3      (101.1)(a)     808.2
  Selling, general and administrative             211.7        (6.2)(a)     205.5
  Interest                                        100.2        (2.3)(a)
                                                                0.6 (b)      98.5
                                             ----------- -----------   -----------
                                                1,221.2      (109.0)      1,112.2
                                             ----------- -----------   -----------
    Income of consolidated companies
      before income taxes                          11.0        (6.5)          4.5

Equity in Amalgamated Sugar Company                10.0                      10.0
Equity in Waste Control Specialists                (6.4)          -          (6.4)
                                             ----------- -----------   -----------
    Income before income taxes and
     minority interest                             14.6        (6.5)          8.1

Provision for income taxes                          3.5        (2.4)(a)       1.1

Minority interest                                   6.9           -           6.9
                                             ----------- -----------   -----------
    Income from continuing operations              $4.2       ($4.1)         $0.1
                                             =========== ===========   ===========

Income from continuing operations per share       $0.04                   $   -
                                             ===========               ===========

Weighted average common shares outstanding        114.6                     114.6
                                             ===========               ===========



See accompanying notes to pro forma condensed consolidated statement of income.



                  VALHI, INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                         (Unaudited)


Note 1 - Basis of presentation:

     The Pro Forma Condensed Consolidated Statement of Income assumes the disposition of the Company's fast food operations, more fully described in
Item 2 of this Current Report on Form 8-K dated April 30, 1997, occurred as of the beginning of 1996.


Note 2 - Pro forma adjustments:

(a) Eliminate Sybra's historical results of operations included in Valhi's consolidated statement of income. In future filings, Valhi will report Sybra's results of operations through the date of disposal as discontinued operations.

(b) Reclassification.